SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	March 30, 2004

GOVERNMENT PROPERTIES TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-31962	20-0611663

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10250 Regency Circle, Suite 100, Omaha, Nebraska	68114

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(402) 391-0010

None

(Former name or former address, if changed since last report)

Item 12.   Results of Operations and Financial Condition

     On March 30, 2004, Government Properties Trust, Inc. (the “Company”) announced its financial results for the year and quarter ended December 31, 2003. A copy of the Company’s earnings press release is furnished as Exhibit 99.1 to this report on Form 8-K. A copy of the Company’s Supplemental Operating and Financial Data package is furnished as Exhibit 99.2 to this report on Form 8-K.

     The information contained in this report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOVERNMENT PROPERTIES TRUST, INC.

Date: March 30, 2004	By:	/s/ Nancy D. Olson
Nancy D. Olson
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Government Properties Trust, Inc. Press Release dated March 30, 2004

99.2	Government Properties Trust, Inc. Quarter and Year Ended December 31, 2003 Supplemental Operating and Financial Data